UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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VALUE LINE, INC.

(Name of Registrant as Specified In Its Charter)

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VALUE LINE, INC.
220 East 42nd Street
New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

          Notice is hereby given that the Annual Meeting of the Shareholders of Value Line, Inc. (the “Company”) will be held on September 21, 2012, at 10:00 a.m. at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, located at 4 Times Square, New York, NY 10036 for the following purposes:

●	Election of directors; and

●	To transact such other business as may properly come before the meeting.

          Shareholders of record at the close of business on August 2, 2012 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

          If you hold shares in your name and plan to attend the Annual Meeting, please bring your admission ticket included with the Proxy Statement as well as a form of government issued photo identification. If your shares are held indirectly in the name of a bank, broker or other nominee (in “street name”), please also request a letter or some other evidence of ownership from your bank, broker or other nominee, as well as proper authorization if you wish to vote your shares in person, and bring these documents to the Annual Meeting. Directions to the Annual Meeting may be obtained by sending an e-mail request to vlcr@valueline.com or calling 212-907-1500.

          We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

By order of the Board of Directors

Howard A. Brecher
Chief Executive Officer & Chairman of the Board of Directors

New York, New York
August 28, 2012

VALUE LINE, INC.
220 East 42nd Street
New York, New York 10017

ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 21, 2012

PROXY STATEMENT

          The following information is furnished to each shareholder in connection with the foregoing Notice of Annual Meeting of Shareholders of Value Line, Inc. (“Value Line” or the “Company”) to be held on September 21, 2012. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to shareholders on or about August 28, 2012.

          The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Company (the “Board”). A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. The shares represented by all proxies which are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board’s nominees as Directors and in the best judgment of the individuals holding the proxies upon such other matters as may properly come before the meeting.

          The expense in connection with the solicitation of proxies will be borne by the Company.

INFORMATION ABOUT VOTING

          Only holders of Common Stock of record at the close of business on August 2, 2012 will be entitled to vote at the meeting. On that date, there were 9,896,381 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

          Under the New York Business Corporation Law (the “BCL”) and the Company’s By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum of shareholders to take action at the Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting, including abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Brokers may no longer use discretionary authority to vote shares of Common Stock held for clients on any of the matters to be considered at the Annual Meeting. Accordingly, it is important that, if your shares are held by a broker, you provide written instructions to your broker so that your vote with respect to the election of directors is counted.

          At our last annual meeting held on September 15, 2011, the shareholders voted that future stockholder advisory votes on executive compensation (“say-on-pay”) should occur every three years. The next advisory vote on say-on-pay will occur at the annual meeting to be held in 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of August 10, 2012 as to shares of the Company’s Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Arnold Bernhard & Co., Inc.(1)	8,633,733	87.2%
220 East 42nd Street
New York, NY 10017

(1)	Jean B. Buttner owns all of the outstanding voting stock of Arnold Bernhard & Co., Inc. (“AB&Co.”).

          The following table sets forth information as of August 10, 2012 with respect to shares of the Company’s Common Stock owned by each nominee for director of the Company, by each executive officer listed in the Summary Compensation Table, and by all current executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Howard A. Brecher	500	*
Stephen R. Anastasio	200	*
Mary Bernstein	200	*
Stephen Davis	200	*
Alfred Fiore	300	*
William Reed	500	*
Glenn J. Muenzer	100	*
All directors and executive officers as a group (7 persons)	2,000	*

*	Less than one percent

CORPORATE GOVERNANCE

Role of the Board of Directors

          Our Board plays an active role in overseeing management and representing the interests of shareholders. Directors are expected to attend Board meetings and the meetings of committees on which they serve. Directors are also in communication with management as needed between formal meetings. During the fiscal year ended April 30, 2012 (“fiscal 2012”), there were four meetings of the Board of Directors. Each director elected last year attended at least 75% of the meetings of the Board of Directors and of each committee on which they served during their term of office. The Company does not have a policy on attendance by directors at the Company’s Annual Meeting.

Board Leadership Structure

          The Company’s current practice is to combine the roles of Chief Executive Officer (“CEO”) and Chairman. The Board has determined that combining these positions serves the best interests of the Company and its shareholders. Board oversight is enhanced by the fact that the Board’s key committees – Audit and Compensation–are comprised entirely of independent directors.

          The Board believes that the Company’s CEO is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes that the combined position of Chairman and CEO promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

The Board’s Role in Risk Oversight

          The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

●
The Audit Committee has primary responsibility for addressing reporting and control policies with management and the Company’s independent auditor, as appropriate, with respect to risk oversight including the Corporation’s major business and financial risk exposures, and providing the Board with advice and recommendations regarding the ongoing development of risk oversight and management policies that set out the respective roles and accountabilities of the Board, the Committee, and management. The policies cover the areas of risk oversight, compliance and control mechanisms, and assessment of effectiveness. The Audit Committee’s meetings include discussions of risk throughout the year.

●
The Board’s other standing committee, which is the Compensation Committee, oversees risks associated with its area of responsibility. The Compensation Committee believes that risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

●
The Board also considers risks relating to the Company’s financial and strategic plans, in part by receiving regular reports from the heads of our principal business and corporate functions. These reports are provided in connection with regular Board meetings and are discussed at Board meetings.

Risk Consideration in Compensation Program

          The Company’s primary business currently is producing investment research and related publications and making available copyright data. The Company’s business formerly included providing investment management services. Because compensation levels in the publishing industry are generally below those in the investment management business, the Company believes that its risks related to compensation have been somewhat reduced as a result of the deconsolidation of the investment management business on December 23, 2010. In addition, the Company believes that it does not face the same magnitude of risks associated with compensation for employees at financial services firms (where traders and others are routinely making decisions on transactions involving instruments with a high degree of risk).

          Base salary has traditionally been the largest component of the Company’s compensation program for nearly all publishing business managers except the CEO, whose compensation is set by the Board based upon the recommendation of the Compensation Committee of the Company’s Board. Not only is base salary a fixed amount and thus inherently not subject to manipulation, but the fact that it represents a substantial portion of employees’ total compensation lessens the possibility that an employee will focus on incentives, such as variable bonuses, that might expose the Company to excessive risk.

          The major facet of the Company’s compensation program for non-senior executive employees consists of base salary. Fewer than 20% of employees typically receive any additional cash compensation in the form of bonuses. These bonuses are awarded by the CEO following the completion of the fiscal year if it is determined that an employee’s compensation is not in parity with competing employers or if the employee has taken on additional work responsibilities, or if an employee, under the supervision of senior management, contributed in the reduction of Company costs or increased revenues or profits. Most often, these bonus awards are 10% or less of the recipients’ annual salary. Since review takes place after completion of a fiscal year, employees do not focus on isolated, fixed numerical goals that could lead them to take excessive risks. The Company believes the award process of thoughtful review following the fiscal period creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks. In the Company’s view, its incentive (bonus) program as an element of its compensation program is unlikely to create risks that could have a material adverse effect on the Company.

          A few experienced sales representatives receive a substantial portion of their total compensation in the form of sales commissions. The Company believes its controls, including standard sales terms, fixed commission percentages, and careful accounting controls, prevent the commission plan from leading sales executives to take undue risks on behalf of the Company.

          The Company recognizes that, under any incentive program, there is some level of risk that employees may attempt to manipulate the intent of the bonus program through excessive risk taking. The Company believes that because it is a relatively small organization with close interaction among senior executives and other managers, undue risk can be foreseen and avoided. Further, its internal controls and the structure of its incentive program mitigate this risk in the following ways:

●	Base salary has been the principal component of the Company’s compensation program.

●	The Board, based on the recommendation of the Compensation Committee, determines the base salary and incentive compensation award for the CEO.

●
Incentive compensation decisions for all employees other than the CEO and sales representatives compensated with commissions employ multiple factors including subjective factors. The range of factors considered in determining bonus compensation discourages undue focus on any one metric so that employees are not motivated to try to manipulate a single metric in order to generate higher compensation.

●
Financial performance measures used for bonus decisions include a mix of considerations that are in line with operating and strategic plans rather than being based solely on sales or revenue targets. These measures foster a culture in which employees understand that the evaluation of their achievements and bonus is unlikely to be materially affected by their own excessive risk taking.

●
Bonus determinations are made after the completion of the fiscal year, which discourages employees from focusing on select fixed numerical goals that could lead them to take excessive risks during the course of the year and, in the Company’s view, creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks.

●
The Company has a code of ethics and business conduct applicable to all of its employees, which is supported by a number of compliance or control mechanisms. The Company believes these measures help to create an atmosphere that discourages excessive risk taking.

●
The Company does not have in place employment incentive agreements with the executive officers, and all employees are at-will. The Company believes that this discourages short-term risk taking as employees are exposed to risks of failure, as well as the rewards of success.

          The foregoing represents a consensus view of management concerning the Company’s long-held compensation philosophy rather than the product of any formal procedure.

Identifying and Evaluating Nominees for Directors

          The Company does not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made annually by the Board of Directors. The Board feels it is appropriate for the full Board to serve this function, noting that the Company has a relatively small Board.

          The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by shareholders in selecting Board nominees.

          To be considered in the Board’s selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least thirty (30) (but not more than sixty (60)) days prior to the shareholders’ meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided that if less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company as provided herein not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the day on which public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such persons that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company’s books, of such shareholder proposing such nomination and any other shareholders known by such shareholder to be supporting such nomination, and (ii) the class and number of shares which are beneficially owned by such shareholder. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

          Any shareholder or other interested party who desires to communicate with any director may do so by writing to the director, c/o Value Line, Inc., 220 East 42nd Street, New York, NY 10017.

PROPOSAL 1. ELECTION OF DIRECTORS

Independent Directors

          Our shares of Common Stock are quoted on the NASDAQ Global Market (“NASDAQ”). Mr. Davis, Mr. Fiore and Mr. Reed qualify as independent directors under the rules of NASDAQ, which preclude a finding of independence if the director is employed by the Company or has engaged in various types of business dealings with the Company. Although NASDAQ’s listing requirements generally require that a majority of the board of directors be comprised of independent directors, there is an exemption for “controlled companies,” which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Because AB&Co., Inc. owns approximately 87.2% of the outstanding voting stock of the Company as of August 10, 2012, the Company is a “controlled company” and is not subject to this requirement. The Company’s Audit Committee includes solely independent directors namely Mr. Davis, Mr. Fiore and Mr. Reed.

          In reaching its conclusion that each of Messrs. Davis, Fiore and Reed is independent, the Board determined that there were not any relationships that would interfere with the exercise of his respective independent judgment. The Board has established an Audit Committee which consists of Messrs. Davis, Fiore and Reed. All members of the Audit Committee are independent, as independence for audit committee members is defined in NASDAQ’s listing standards. The Audit Committee held four meetings during the fiscal 2012 to discuss audit and financial reporting matters with both management and the Company’s independent public accountants.

          The Board has determined that Mr. Muenzer, who has been nominated by our Board to serve as a director and is expected to be appointed as a new member of the Audit Committee, will be considered an “audit committee financial expert” (as defined in the rules and regulations of the SEC) and qualifies as an independent director under the rules of NASDAQ. The Board believes that the experience and financial sophistication of the members of the Audit Committee are sufficient to permit the members of the Audit Committee to fulfill the duties and responsibilities of the Audit Committee. All members of the Audit Committee meet the NASDAQ Stock Market’s audit committee financial sophistication requirements. The Board of Directors has adopted and annually reviewed a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

          The Board has also established a Compensation Committee consisting of Mr. Davis, Mr. Fiore and Mr. Reed. The Committee held one meeting following the close of fiscal year 2012 to consider the compensation of the CEO.

          Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

Nominee, Age as of June 30, 2012 and Principal Occupation	Director Since
Howard A. Brecher* (58). Chairman and CEO of the Company since October 2011; Acting Chairman and Acting CEO of the Company from November 2009 until October 2011; Chief Legal Officer; Secretary of the Company from prior to 2005 until January 2010; Vice President and Secretary of the Value Line Funds from June 2008 until December 2010; Secretary of the Company’s former subsidiary EULAV Asset Management LLC from February 2009 until December 2010; Director and General Counsel of Arnold Bernhard & Co. Inc., since prior to 2005. Mr. Brecher has been an officer of the Company for more than 18 years. In addition to his current roles with the Company, he has also served as Secretary of the Company and as a senior officer of significant affiliates of the Company. Mr. Brecher is a graduate of Harvard College, Harvard Business School and Harvard Law School. He also holds a Master’s Degree in tax law from New York University.
1992

Stephen Davis (60). Managing Member, Davis Investigative Group, LLC since 2001. Mr. Davis served as a senior officer in the New York City Police Department and has successfully managed his own business servicing the financial services industry and other clients for more than 10 years.	2010

Alfred Fiore (56). Retired Chief of Police, Westport CT. Mr. Fiore served as the senior official of a municipal department with both executive and budget responsibilities. He was Chief of Police, Westport CT from 2004 - 2011 and was a member of that Police Department for more than 33 years.	2010

Glenn J. Muenzer (55). Special Agent, Federal Bureau of Investigation (the “FBI”) since 1991. Mr. Muenzer is an accomplished law enforcement professional with extensive law enforcement and financial investigative experience. Prior to joining the FBI, Mr. Muenzer was Vice President and Manager of Internal Audit at Thomson McKinnon Securities, Inc.; Assistant Vice President of Internal Audit at EF Hutton; Senior Auditor with Deloitte & Touche. Mr. Muenzer is a Certified Public Accountant.
N/A

William Reed (67). President, W.E. Reed. Mr. Reed has successfully managed his own private business for over 40 years, providing a spectrum of services to real estate owners and managers regionally.	2010

Stephen R. Anastasio* (53). Vice President of the Company since December 2010; Treasurer since September 2005 and Director since February 2010; Treasurer of each of the Value Line Funds from September 2005 to August 2008. Mr. Anastasio has been employed by the Company for more than 20 years. In addition to his current roles with the Company, he has served as CFO, Chief Accounting Officer and Corporate Controller of the Company. His relevant experience also includes being Treasurer of each of the Value Line Mutual Funds from 2005 to 2008. Mr. Anastasio is a graduate of Fairleigh Dickinson University and is a Certified Public Accountant.
2010

Mary Bernstein* (62). Director of Accounting of the Company since 2010; Accounting Manager of the Company from 2000 to 2010. Mrs. Bernstein holds an MBA Degree in accounting from Baruch College of the City University of New York and is a Certified Public Accountant.	2010

*	Member of the Executive Committee of the Board of Directors.

Director Qualifications

          When considering whether directors and nominees possess the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the directors’ individual histories set forth above. In particular, with regard to Mr. Brecher, the Board considered his nearly 20 years experience with the Company in both legal and operational roles, as well as his extensive knowledge of the Company’s product lines. With regard to Mr. Davis, the Board considered that he is managing director of his own business serving a number of clients in financial services and other industries. With regard to Mr. Fiore, the Board considered that he served as the Chief of Police of Westport, Connecticut – responsible for overseeing law enforcement activities and managing a highly visible and critical governmental function with all of its attendant legal, financial and operational concerns. With respect to Mr. Reed, the Board considered that he has managed a successful service industry business for more than 40 years. The Board considered that Mr. Anastasio had more than 20 years experience with the Company in his roles as Corporate Controller, CFO and Treasurer. The Board also considered that Mr. Anastasio is a Certified Public Accountant with extensive knowledge of corporate taxation regulations. Mrs. Bernstein has been Accounting Manager or Director of Accounting with the Company for more than 11 years and is a Certified Public Accountant who has focused on the Company’s operational and reporting areas. With regard to the Board’s nominee as director, who is anticipated to serve as financial expert on the Audit Committee, the Board considered Mr. Muenzer’s extensive financial investigative and supervisory experience with the FBI in New York and his experience as a Certified Public Accountant and internal audit executive.

          The Board of Directors recommends that you vote “For” each of the nominees for director set forth in this proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify a contrary vote. Each nominee shall be elected by a plurality of the votes cast with respect to the election of such nominee. Abstentions and “broker non-votes” (see “Information About Voting” above in this Proxy Statement) do not count as votes cast “For” or “Against” the nominee’s election.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

          The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30, 2012, 2011 and 2010 of the executive officers of the Company. As of the end of fiscal 2012, the Company has two executive officers, Messrs. Brecher and Anastasio, each of whom is included in the table below. Messrs. Brecher and Anastasio are collectively referred to elsewhere in this Proxy Statement as the Company’s “Named Executive Officers.”

		Annual Compensation
	Fiscal	Salary	Bonus	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	(a)($)	($)
Howard A. Brecher	2012	275,000	371,250	9,000	655,250
Chairman, CEO;	2011	91,070	416,516	4,553	512,139
President(b)	2010	64,281	416,514	—	480,795

John A. McKay	2012	91,282	—	—	91,282
Chief Financial Officer(c)	2011	115,385	—	5,769	121,154

Stephen R. Anastasio	2012	275,000	120,000	9,000	404,000
Vice President and	2011	184,520	170,000	9,226	363,746
Treasurer	2010	130,355	118,661	—	249,016

(a)
Employees of the Company are members of the Profit Sharing and Savings Plan (the “Plan”). The Plan provides for a discretionary annual contribution out of net operating income which is (subject to legal limitations) proportionate to the salaries of eligible employees. The Company made contributions for fiscal 2012 and fiscal 2011. Each employee’s interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the investment funds which are available for investment by Plan participants. Contributions under the Plan vest in accordance with a schedule based upon the employee’s length of service and are payable upon request at the time of the employee’s retirement, death, total disability, or termination of employment.

(b)	Mr. Brecher was appointed Chairman and CEO in October 2011.
(c)	Mr. McKay was employed with the Company commencing October, 2010 and departed the Company in September 2011.

Compensation of Directors

          A director who is also an employee of the Company receives no compensation for his or her service on the Board in addition to that compensation which he receives as an employee. A director who is not an employee of the Company is paid a director’s fee of $25,000 per year. Members of the Audit Committee are paid an additional fee of $20,000 per year. Compensation for other committee service is determined by the Board from time to time. The following table shows the amount of fees paid to all non-employee directors during fiscal 2012.

Name	Fees Earned or Paid in Cash ($)
Stephen Davis	$45,000
Alfred Fiore	$45,000
William Reed	$45,000

          Each of Messrs. Davis, Fiore and Reed serves on both the Audit Committee and the Compensation Committee of the Board.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

          During the fiscal year ended April 30, 2012, the Company did not participate in any transaction in which any of the directors, executive officers, any beneficial owner of more than 5% of the Company’s common stock, nor any of their immediate family members, had a material direct or indirect interest except that the Company was reimbursed $268,000 for payments it made on behalf of and services it provided to AB&Co., which reimbursement was reviewed and approved by the Company’s Board of Directors. In addition, none of the directors, executive officers or any of their immediate family members is or has been indebted to the Company.

          AB&Co. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and AB&Co. allocate costs for office space, equipment and supplies and staff pursuant to a servicing and reimbursement arrangement. At April 30, 2012, the Company held no receivable due from AB&Co. In addition, the Company is included in the consolidated federal income tax return filed by AB&Co. and pays to AB&Co. an amount equal to the Company’s liability as if it filed a separate federal income tax return. A tax-sharing arrangement allocates the tax liabilities of the two companies between them. For fiscal 2012, the Company made payments to AB&Co. for federal income taxes amounting to $845,000.

Policies with Respect to Transactions with Related Persons

          The Company has adopted a Code of Business Conduct and Ethics which sets forth legal and ethical standards of conduct for all directors, officers and employees of the Company. The Code of Business Conduct and Ethics describes the Company’s policy on conflicts of interest and is available on the Company’s website located at www.valueline.com/about/code_of_ethics.aspx. Pursuant to the Code and Company policy, the Board will review all related party transactions as provided in the policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of its equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”). Executive officers, directors and greater than ten percent shareowners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

          Based on the Company’s review of the copies of such forms that it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2012.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the three independent directors whose names appear at the end of this report. Management is responsible for Value Line’s internal controls and the financial reporting process. Value Line’s independent registered public accounting firm is responsible for performing an independent audit of Value Line’s annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and review these processes and the activities of Value Line’s independent registered public accounting firm. The Audit Committee members are not acting as professional accountants or auditors, and their responsibilities are not intended to duplicate or certify the activities of management and the independent registered public accounting firm or to certify the independence of the independent registered public accounting firm under applicable rules.

In this context, the Audit Committee has met to review and discuss Value Line’s audited consolidated financial statements as of April 30, 2012 and for the fiscal year then ended, including Value Line’s specific disclosure under management’s discussion and analysis of financial condition and results of operations and critical accounting estimates, with management and with Horowitz & Ullmann, P.C., Value Line’s independent registered public accounting firm. The Audit Committee has discussed with Horowitz & Ullmann, P.C., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

Horowitz & Ullmann, P.C. provided a report to the Audit Committee describing Horowitz & Ullmann, P.C.’s internal quality-control procedures and related matters. Horowitz & Ullmann, P.C. also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Horowitz & Ullmann, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Horowitz & Ullmann, P.C. the firm’s independence. When considering the independence of Horowitz & Ullmann, P.C., the Audit Committee considered, among other matters, whether Horowitz & Ullmann, P.C.’s provision of non-audit services to Value Line is compatible with maintaining the independence of Horowitz & Ullmann, P.C.

Based on the reviews and discussions with management and Horowitz & Ullmann, P.C. referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements as of April 30, 2012 and for the fiscal year then ended be included in Value Line’s Annual Report on Form 10-K for such fiscal year. Horowitz & Ullmann, P.C. was also selected as Value Line’s independent registered public accounting firm for the fiscal year 2013.

Stephen Davis
Alfred Fiore
William Reed

Audit Committee
of the Board of Directors

Audit and Non-Audit Fees

The following table illustrates for the fiscal years ended April 30, 2012 and 2011, the fees paid to the Company’s independent auditor, Horowitz & Ullmann P.C., for services provided:
	2012	2011
Audit fees	$159,260	$160,785
Audit-related fees	35,145	73,975
Tax fees	144,465	60,390
Total fees	$338,870	$295,150

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Horowitz & Ullmann, P.C. for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended April 30, 2012 and 2011 included in Form 10-K and the review of consolidated condensed financial statements and included in Form 10-Qs and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

COMPENSATION COMMITTEE REPORT

The Company’s executive compensation program is designed to promote the Company’s attraction and retention of capable and experienced executives, to reward successful divisional and corporate performance and to compensate appropriately executives who contribute to the operations and long-term profitability of the Company. The following guidelines have been established to carry out this policy:

(a)      Base salaries and bonuses should be maintained at levels consistent with competitive market compensation; and

(b)      A portion of the executive compensation should reflect the performance of the Company and the individual.

The Compensation Committee process has been consistent for a number of years. After the close of the fiscal year, a compensation consultant is engaged. The consultant determines a group of peer companies to which the consultant and the Committee refer in evaluating the performance and the compensation of the Chief Executive Officer. The Company employs the same peer group when it presents total shareholder return in reference to a peer group as well as in reference to a standard index. In light of this established process, more details of which are included in this Proxy Statement in the Compensation Discussion and Analysis, the Committee, which consists only of independent directors, has not found it necessary to adopt a formal charter.

The Compensation Committee has reviewed the within Compensation Discussion and Analysis and has recommended to the Board that it be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012 filed with the SEC.

Stephen Davis
Alfred Fiore
William Reed

Compensation Committee
of the Board of Directors

COMPENSATION DISCUSSION AND ANALYSIS

Scope

The Compensation Committee recommends the structure and level of compensation of the Chief Executive Officer to the Board of Directors, which votes on the recommendations of the Committee. The Committee has not delegated authority over its process to other persons.

Procedure and Process Considerations

In considering its 2012 recommendations, the Committee engaged Steven Hall & Partners (the “Hall Firm”), a nationally recognized executive compensation consulting firm with over 30 years of experience, to advise it. Following discussions with the Committee at the time of engagement, the compensation consultant is asked to evaluate and construct a peer group of comparable companies which is used by the consultant and Committee to evaluate the CEO’s compensation in the context of Company and peer group financial indicators, compensation awarded by the peer firms, and other factors. Members of the Board and executive officers are generally encouraged to hold at least a nominal amount of Company stock. In no case does the Company hedge, limit or protect any shareholder from risk of loss on such ownership of Common Stock.

The consultant firm relies primarily on its extensive experience and large databases of relevant financial and compensation information, regarding both peer group companies and firms included in broad-based study groups. Personnel of the Company are available to assist the Committee and consultant upon request. The CEO and all officers of the Company are available to answer questions of the consultant, who is a senior principal of the firm engaged by the Committee.

Company personnel are not involved in recommending or deciding the level or structure of the CEO’s compensation as recommended by the Compensation Committee.

The consultant completes a written report which presents in detail the compensation programs and financial performance of the peer group as well as indications from broad compensation surveys to which the Hall Firm has access. In addition, the report may review and assist in evaluation of the challenges, achievements, and overall performance of the CEO. The consultant then meets in executive session with the Compensation Committee, prior to their determination of their recommendations to the Board, to discuss the report and address any matters of interest to the Committee. The consultant may recommend a bonus or other compensation award, or indicate the competitive range of compensation based on its findings in regard to the peer group companies. The consultant is also asked to discuss the current and possible alternative structural approaches to the CEO’s compensation program. The consulting firm’s representative met in person with the full Compensation Committee in July 2012, following earlier telephonic discussions.

Components of Compensation

The central objective of the Company’s compensation program is to attract and retain executives with attributes and skills suitable to the requirements of the Company’s business. Toward this end, the compensation program provides for overall compensation which is competitive with other firms, prevents undue turnover of personnel, and permits the Company to attract a suitable candidate pool for job openings. Throughout the year, management is in contact with recruiters, applicants for employment and other sources that give the Company, on an ongoing basis, insight into compensation policies of other companies.

Increases in the base salary component of compensation incentivize and reward employees to improve their skills and work effectively with peers, and take into account the long term success of the Company as a whole. The cash bonus program, while also taking into account the firm as a whole, allows the CEO to reward outstanding efforts to increase enterprise value through innovations and execution in business development and efficiency.

Accordingly, the compensation program rewards efforts to achieve the departmental and company-wide goals that are agreed upon between managers and senior executives.

Like other firms, Value Line sets compensation as a mix of base salary, generally applicable employee benefits, and cash bonuses. Value Line has not for many years included any stock awards in the compensation of any executives.

The bonuses are set on the basis of multiple position requirements, which cannot be numerically or equally weighted. These are communicated through formal job descriptions; periodic formal and informal meetings; and formal and informal goal-setting, timetables, and discussions of objectives.

Executives of significant operational departments are responsible to develop and present specific goals and to provide updates during the fiscal year. Such goals are not predominantly fixed numerical goals, but more often include non-quantitative objectives such as developing customers; upgrading staff; improving product quality; or replacing inefficient processes.

By considering the compensation of competitive employers, and the degree of success of an executive; achievement of corporate quantitative, qualitative and competitive objectives; and the progress of the business in light of market and economic conditions, the CEO determines individual bonuses and base salary increases.

Base salaries for Named Executive Officers aside from Mr. Brecher are set based on attempting parity with other organizations with which the Company competes for talent, taking into account the executives’ particular skills. While management does not adhere to fixed formulas or inflexible numerical criteria, compensation takes into account the industry and regional norms in formulating the amount of base compensation and bonus. In addition, the Company includes many variable factors including responsibilities, work ethic, specialized knowledge and skills and other qualitative factors.

With regard to incentive compensation for other executives, the Company’s bonus awards are determined by the CEO after a review of the employee’s annual accomplishments on behalf of the business. This includes review of the executive’s responsibilities and contribution and leadership in reducing company costs or increasing revenues and profits. The Company believes the award process creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to material adverse risks.

Base Salary

Base salaries for the Company’s executives take into account the compensation policies of similar companies competing in the businesses in which the Company is engaged.

Annual Incentive Compensation Plan

Bonus payments are awarded to executives based upon competitive market conditions, individual performance and the success of the Company. The performance of the Company and its departments and attainment of individual/departmental goals and objectives are generally given approximately equal weighting in determining bonuses paid to executive officers. The Company’s compensation approach takes into account a full range of the criteria important to the Company’s long-term strategies, rather than relying on inflexible numerical performance targets.

Chief Executive Officer Compensation

Current Compensation

In October 2011, following Mr. Brecher’s promotion to Chief Executive Officer and President, the Compensation Committee increased his base salary to $400,000, and established a target bonus opportunity of 75% of base salary. [Value Line does not have a long-term incentive program.]

Fiscal 2012 Incentive Compensation Determinations

As part of its responsibilities, the Compensation Committee engaged the Hall Firm. The Committee enquired into the independence of the Hall Firm and established that the firm does no work for the Company or any affiliate, apart from its assignment from the Committee in regard to CEO compensation.

The Hall Firm once again evaluated Mr. Brecher’s compensation in comparison with compensation at the peer group of other corporations in the publishing and information industries developed by the consultants and listed on page 15. The Hall Firm reviewed both the comparator group and the methodology to be used in establishing market data with the Committee. Based on this review, the Hall Firm recommended modifications to the comparator group, which is named on page 15. The Hall Firm observed that although the Company was smaller than many of the comparator companies with respect to revenues, it had a market capitalization that was above the median of the group.

At the Compensation Committee’s request, the Hall Firm prepared a compensation study which incorporated data derived from the comparator group companies, supplemented with additional data derived from specialized surveys. This study showed that the CEO’s total compensation is positioned between the 25th percentile (lowest quarter) and the median of the competitive compensation marketplace. The consultant also interacted with the Compensation Committee and used various aspects of the peer group’s performance and compensation as inputs in arriving at its conclusions.

No precise formula or single approach or benchmark was determinative of Mr. Brecher’s compensation. The Hall Report was only one of the factors utilized by the Committee in setting the compensation of the CEO. The Committee also noted Mr. Brecher’s strong leadership and many accomplishments in 2012, including a successful product launch, improved online/web presence, strengthening the web and marketing team, record sales in the institutional services segment, implementation of a new fulfillment system, progress with cost savings initiatives and advances in key technology initiatives.

After extensive consideration, taking into account the financial and market circumstances and resulting consumer attitude environment, and Mr. Brecher’s significant accomplishments during fiscal 2012, the Committee recommended that Mr. Brecher’s fiscal 2012 bonus compensation be $300,000. For fiscal 2013, the Committee recommended that Mr. Brecher’s base salary continue at $400,000 and the target bonus opportunity be $325,000 (approximately 81% of base salary).

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The names of the members of the Compensation Committee at the conclusion of the fiscal year ended April 30, 2012 are set forth above. Each member is an independent director of the Company. The Company is not aware of any interlocks to report.

PEER GROUP

The 2012 peer group consists of:

Forrester Research, Inc.	National Research Corporation	Daily Journal Corp.
Autobytel, Inc.	Morningstar, Inc.	The Street.com, Inc.
Courier Corp.	Martha Stewart Living, Inc.	Reis, Inc.
Harris Interactive, Inc.		Market Leader, Inc.

The Compensation Committee Report, the Report of the Audit Committee and the Comparative Five-Year Total Return graph appearing in the annual report to shareholders shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Regulations of the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT AUDITORS

The independent registered public accounting firm selected by the Board of Directors to audit the Company’s books and records for the 2013 fiscal year is the firm of Horowitz & Ullmann, P.C., which firm also audited the Company’s books and records for the fiscal year ended April 30, 2012. It is not expected that a representative of Horowitz & Ullmann, P.C. will be present at the 2012 Annual Meeting.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

In accordance with the rules of the SEC, Shareholder proposals intended for presentation at the 2013 Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than April 30, 2013. The Company’s By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice of a proposal to the Chairman of the Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty (30) (nor more than sixty (60)) days prior to the scheduled annual meeting; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

FORM 10-K ANNUAL REPORT

Any shareholder who desires a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012 filed with the SEC may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary of the Company at 220 East 42nd Street, New York, New York 10017. Exhibits may also be requested, at a charge equal to the reproduction and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 21, 2012

In addition to mailing them to all record holders and shareholders who hold in “street name” and do not object to use of their address to receive this mailing, the proxy statement and annual report to shareholders are available at http://www.shareholdermaterial.com/ ValueLine.

GENERAL

The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if any other business is properly brought before the meeting, it is the intention of the persons directed to vote the shareholders’ stock to vote such stock in accordance with their best judgment.

The Company is mailing its Annual Report for the fiscal year ended April 30, 2012 to shareholders together with this Proxy Statement.

Appendix A

VALUE LINE, INC.
AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of Value Line, Inc. (the “Company”) shall appoint the Audit Committee (the “Audit Committee”) which shall be constituted and have the responsibility and authority as described herein.

PURPOSE

The Audit Committee’s primary purpose shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

ACTIVITIES

In carrying out its responsibility, the Audit Committee shall undertake the following activities:

1.
The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee.

2.	Procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters have been established as follows:

a.
Anyone with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints to any of the Company’s officers. All such concerns and complaints will be forwarded to the CEO. A record of all such complaints and concerns received will be provided to the Audit Committee each fiscal quarter by the Company’s Legal Counsel or any of its officers.

The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern, unless it is determined that the report was made with knowledge that it was false.

3.	The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

4.	The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of:

	a.	Compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

	b.	Compensation to any advisers employed by the Audit Committee under paragraph (3); and

	c.	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5.
The Audit Committee shall pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Audit Committee may delegate authority to pre-approve all auditing and permitted non-audit services in accordance with preapproval policies and procedures established by the Audit Committee, provided that the Audit Committee is informed of each service so approved at the next meeting of the Audit Committee. These pre-approval requirements are subject to the exception for the de minimus provision of services set forth in Securities and Exchange Commission Regulation S-X, Section 2.01(c)(7) (i)(C).

6.	The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit and approve the proposed fee for the audit.

7.
The Audit Committee shall receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor’s independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

8.	The Audit Committee shall receive the report of the independent auditor, prior to the filing of the independent auditor’s audit report with the Securities and Exchange Commission, with respect to:

	a.	All critical accounting policies and practices to be used;

	b.	All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including:

		i.	Ramifications of the use of such alternative disclosures and treatments; and

		ii.	The treatment preferred by the independent auditor; and

	c.	Other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

9.	The Audit Committee shall receive any report by the Company’s Chief Financial Officer and/or Chief Executive Officer concerning:

a.
any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting of the Company which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data; and

	b.	any fraud regarding company business, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

10.	The Audit Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

	a.	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

	b.	Significant financial reporting issues and judgments; and

	c.	Any major changes to the Company’s auditing and accounting principles and practices.

11.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12.	Review the Company’s annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

13.	Review periodically with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures.

14.
Adopt the report (to be prepared by the Company’s legal counsel) required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, which shall include a statement of whether the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

15.	Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.
The Audit Committee shall meet at least two times a year and make an oral report to the Board following each meeting.

While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

ANNUAL MEETING OF SHAREHOLDERS OF

VALUE LINE, INC.

September 21, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON September 21, 2012:
Copies of this Proxy Statement, the form of the Proxy and our 2012 Annual Report to Shareholders are available online at
http://www.shareholdermaterial.com/ValueLine

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

      20700000000000000000 1                            092112

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF NOMINEES AS DIRECTORS:					THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF NOMINEES AS DIRECTORS.

NOMINEES:
☐	FOR ALL NOMINEES	O	S. Davis
		O	A. Fiore
☐	WITHHOLD AUTHORITY	O	G.J. Muenzer
	FOR ALL NOMINEES	O	W. Reed
		O	S.R. Anastasio
☐	FOR ALL EXCEPT	O	M. Bernstein
	(See instructions below)	O	H.A. Brecher

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐
Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET

VALUE LINE, INC.
Annual Meeting of Shareholders
September 21, 2012
10:00 a.m. Local Time
Skadden, Arps, Slate, Meagher & Flom, LLP
4 Times Square
New York, NY 10036

If you attend the Annual Meeting of Shareholders,
please bring this Admission Ticket as well
as a form of government issued photo identification.

VALUE LINE, INC.
220 EAST 42ND STREET
NEW YORK, NY 10017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes and directs Howard A. Brecher and Stephen R. Anastasio and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of VALUE LINE, INC. on September 21, 2012, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

(Continued and to be signed on the reverse side)

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